**THE SECURITIES THAT ARE THE SUBJECT OF THIS TRANSACTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE MAY BE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.**

**THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.**

# STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement ("Agreement") is made and entered into this 13th day of March 2017 ("Effective Date"), by and between MoneyTrac Technology, Inc., a corporation organized and operating under the laws of the State of California with a business address of 1835 Sunset Cliffs Blvd., Suite 202 San Diego, CA 92107, ("Seller"), and Marijuana Company of America, Inc., a corporation formed and operating under the laws of the State of Utah, with a business address of 5256 S. Mission Road, 703 #314, Bonsall, CA 92003, ("Purchaser"). Both the Seller and the Purchaser are individually referred to as a "Party" and jointly referred to as the "Parties."

## RECITALS

WHEREAS, Seller is a California corporation with an authorized capitalization of 100,000,000 common shares ($.001 par value) and 25,000,000 Preferred Shares ($.001 par value). No common shares are currently issued or outstanding. Seller desires to sell fifteen million (15,000,000) shares of unregistered and restricted common stock to Purchaser;

WHEREAS, Purchaser wishes to purchase from the Seller, fifteen million (15,000,000) unregistered and restricted shares of common stock in Seller, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

## DEFINITIONS

***"Act"*** means the 1934 Securities and Exchange Act.

***"Affiliate"*** means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with an issuer.

***"Agreement"*** shall mean this Stock Purchase Agreement, including any amendments agreed to by the Purchaser and Seller.

DS D. Steinberg
J. Hancock

***"Closing Date"*** shall mean March 13, 2017.

***"Effective Date"*** shall mean March 13, 2017.

***"Exempt or Exemption"*** means a security or transaction that is exempt from registration under Section 5.

***"Payment Date"*** shall be defined on Section 1 "Purchase and Sale."

***"Proceedings"*** means all legal proceedings concerning the interpretations, enforcement and defense of this Agreement and the transactions herein contemplated.

***"Purchase Price"*** shall mean two hundred and fifty thousand dollars ($250,000.00).

***"Purchased Shares"*** shall mean fifteen million (15,000,000) shares of unregistered restricted shares of common stock Seller, par value $0.001 per share.

***"Reporting Company"*** means a reporting issuer and public company subject to Section 13 or 15(d) of the *Exchange Act,* with a class of stock registered under Sections 12(b), 12(g) or 15(d), and responsible for filing periodic and current reporting requirements with the Securities and Exchange Commission.

***"Restricted Securities"*** means securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer.

***"Rule 144"*** means an exemption from the registration requirements of Section 5 of the Act when securities have been acquired from the issuer or an affiliate of the issuer in a non-public offering and all subparts of Rule 144 (17 CFR § 230.144) have been satisfied.

***"SEC"*** means the United States Securities and Exchange Commission.

***"Section 5"*** means the requirement that a registration statement under the 1933 Securities and Exchange Act be found effective by the SEC pertaining to the offer and sale of a security.

***"Underwriter"*** means a person who has purchased from an issuer with a view to, or offers or sells for an issuer in connection with, the distribution of any security, or participates, or has a direct or indirect participation in any such undertaking, or participates or has a participation in the direct or indirect underwriting of any such undertaking.

## ARTICLE I
## PURCHASE AND SALE

1. Purchase and Sale. Subject to the terms and conditions hereinafter set forth, there will be multiple closings (each a "Closing" and, upon the receipt of funds and the subsequent issuance of

DS D. Steinberg
J. Hancock

shares, a "Payment Date") in which Seller shall sell, convey, transfer, and deliver to Purchaser: a certificate or certificates representing the Purchased Shares in consideration of payment and pursuant to the terms of this Agreement.

The Purchaser agrees and the Seller justifiably relies, in the following Closings:

| Closing Date of Investment | Amount of Investment | Number of Shares | Aggregate Shares Purchased |
|---|---|---|---|
| March 13, 2017 | $50,000 (paid 3/13/2017) | 3,000,000 | 3,000,000 |
| March 29, 2017 | $25,000 | 1,5000,000 | 4,500,000 |
| April 5, 2017 | $25,000 | 1,500,000 | 6,000,000 |
| April 12, 2017 | $25,000 | 1,500,000 | 7,500,000 |
| April 19, 2017 | $25,000 | 1,500,000 | 9,000,000 |
| April 26, 2017 | $25,000 | 1,500,000 | 10,500,000 |
| May 3, 2017 | $25,000 | 1,500,000 | 12,000,000 |
| May 10, 2017 | $25,000 | 1,500,000 | 13,500,000 |
| May 17, 2017 | $25,000 | 1,500,000 | 15,000,000 |

The certificates representing the Purchased Shares for each Closing shall be duly issued in the name of the Purchaser. The Purchaser's address is 5256 S. Mission Road, 703 #314, Bonsall, CA 92003. The Purchaser's tax identification number is 98-1246221.

2. Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Purchased Shares contemplated hereby shall conclude on the Closing Date, or at such other time or on such other date or at such other place or by such other method as Seller and Purchaser may mutually agree upon orally or in writing.

## ARTICLE II
## REPRESENTATIONS OF THE PARTIES

1. Representations of Seller. Seller hereby warrants and represents to Purchaser that the statements contained in this Article II are true and correct as of the date hereof.

A. Seller has full power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby; The execution and

DS D. Steinberg
J. Hancock

delivery by Seller of this Agreement, and the consummation by Seller of the transactions contemplated hereby, constitutes a legal, valid and binding obligation enforceable against Seller in accordance with its terms.

B. The Purchased Shares have been duly authorized and, when conveyed by Seller to Purchaser on the Closing Date, all in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Purchased Shares are free and clear of any and all mortgages, deeds of trust, encumbrances, adverse claims, actual or threatened litigation, and security interests;

C. Neither the execution or delivery of this Agreement, nor any other documents required to be executed and delivered by Seller regarding this Agreement, nor the consummation of the transactions contemplated this Agreement (i) conflicts with or constitutes any violation or breach, or gives any other person any rights (including, but not limited to, any legal rights to acceleration, termination, cancellation or recession) under any document or agreement Seller is a party to. Neither Seller's entry into this Agreement, nor Seller's representations made in this Agreement, constitute a violation of any order or applicable law that Seller is subject to.

D. Seller is not a Reporting Company and does not have a class of stock registered under the Act and is not subject to the periodic and current reporting obligations of the Act. No public market exists for Seller's unregistered and restricted common stock. Purchaser shall assume the risk of no liquidity in the Purchased Shares for an indeterminate amount of time, and the Purchased Shares may never achieve liquidity or have an active trading market.

E. The Purchased Shares have not been registered under Section 5, and are being offered to Purchaser pursuant to an Exemption from Section 5 of the Act, specifically Reg. D and the Section 4.2 exemption from registration. Seller tenders the Purchased Shares to Purchaser with restriction based upon Rule 144.

F. The Purchased Securities are Restricted Shares under Rule 144. Purchaser may not execute a public sale of the Purchased Shares without their first being registered under the Act, or found to be exempt from registration by virtue of compliance with Rule 144 or other applicable legal exemption. There is no guarantee or representation that the Purchased Shares will ever be registered under the Act. The Purchaser will have to bear the risk and burden associated with lack of liquidity indefinitely. The Purchaser understands that the Purchased Shares have not been registered under the Act and the Purchased Shares will bear the following restrictive legend:

THESE SECURITIES NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITY UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS PROMISSORY NOTE THAT AN

DS D. Steinberg
J. Hancock

EXEMPTION FROM REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE WITH RESPECT TO SUCH TRANSFER. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

G. Seller has made available or referred Purchaser to complete copies of MoneyTrac Technology, Inc.'s financial statements and other informational disclosures Seller possesses. Seller has made available to Purchaser full access to Seller's books and records and any other information Purchaser requested.

2. Representations of Purchaser. Purchaser hereby warrants and represents:

A. Purchaser has all requisite power and authority to execute, deliver and perform its obligations under the Agreement, and the execution, delivery, and performance by Purchaser of its obligations under the Agreement has been duly authorized by all requisite action on the part of Purchaser and the Agreement, when executed and delivered by Purchaser, shall constitute the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

B. With respect to the Purchased Shares acquired by Purchaser, Purchaser acknowledges that the Purchased Shares have not been registered under Section 5 or under any state securities laws. Purchaser acknowledges being informed and understanding that the Purchased Shares are Restricted Securities that have not been registered under the Act. Purchaser acknowledges that no public market for the Purchased Shares exists, and any future market is uncertain. Purchaser understands that no assurance can be given that such a trading market will further develop at any time, or, if so developed, that it will continue;

C. Purchaser further acknowledges and agrees that its purchase of the Purchased Shares involves risks. Purchaser: (i) either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment, and make an informed decision to so invest, and has so evaluated the risks and merits of such investment; (ii) has the ability to bear the economic risks of this investment for an indefinite period and can afford a complete loss of such investment; (iii) understands the terms of, and the risks associated with the acquisition of the Purchased Shares, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which Seller operates; (iv) has had the opportunity to review such disclosures regarding Seller's business, financial condition and prospects as Purchaser has determined to be necessary in connection with the acquisition of the Purchased Shares, (v) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Act; (vi) acknowledges and agrees that the Purchased Shares are being offered and sold in reliance on specific exemptions from the registration requirements of United States federal and state securities

DS D. Steinberg
JH J. Hancock

laws, and that Seller is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Purchased Shares; and, (vii) understands and acknowledges that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchased Shares or the fairness or suitability of the investment in the Purchased Shares nor have such authorities passed upon or endorsed the merits of this Agreement.

D. Purchaser has received or has had full access to all the information Purchaser considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares. Purchaser further has had an opportunity to ask questions of and receive answers from Seller regarding the Purchased Shares and to obtain additional information necessary to verify any information furnished to Purchaser or to which Purchaser had access. Further, Purchaser has undertaken its own review of the business of Seller and the wisdom of an investment in the Purchased Shares. Purchaser has had the opportunity to review all of Seller's financial statements and disclosures and risk factors that Seller has published concerning its operations, along with any other information Purchaser requested about Seller and its business, prospects, and associated risks;

E. Purchaser is acquiring the Purchased Shares for its own account, for long term investment, and not with a view towards a public distribution of those Purchased Shares as an Underwriter for Seller. Purchaser acknowledges that it is not acquiring the Purchased Shares as the result of any advertisement or solicitation, including any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase from Seller regarding Purchaser's investment pursuant to this Agreement;

3. <u>Representations, Warranties and Covenants of Seller and Purchaser</u>.

A. Seller and Purchaser hereby represent that there has been no act or omission by Seller or Purchaser which would give rise to any valid claim against either Party for a brokerage commission, finder's fee or other like payment in connection with the transaction contemplated hereby, except for such claims as shall have been waived on or before the Closing Date;

B. The representations of Seller and Purchaser contained herein shall survive the Closing Date of this transaction. Each Party acknowledges and agrees that, except as expressly set forth in this Agreement, no Party has made (and no Party is relying on) any representation or warranties of any nature, express or implied, regarding anything relating to the transaction contemplated by this Agreement that are not contained herein; and

C. Seller and Purchaser agree that each will, at any time and from time to time after the Closing, upon the request of the other Party, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, assignments,

DS D. Steinberg
J. Hancock

transfers, conveyances, powers of attorney and assurances as may be reasonably required from time to time in order to effectuate the provisions and purposes of this Agreement.

## ARTICLE III
## CONDITIONS TO CLOSING

1. Conditions to Purchaser's Obligations at Closing.

   A. Representations. Each of the representations of Seller shall be true and complete on and as of the Closing; and

   B. Performance. Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

2. Conditions to Seller's Obligations at Closing.

   A. Representations. Each of the representations of Purchaser shall be true and complete on and as of the Closing; and

   B. Payment of Purchase Price. Purchaser shall have delivered to Seller, in accordance with the terms of this Agreement, the Purchase Price for the Purchased Shares as is more completely set forward above, in Section 1.

## ARTICLE IV
## GENERAL PROVISIONS

A. Entire Agreement. This Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, oral and written, between the Parties with respect to the subject matter hereof. This Agreement may not be amended except by a written agreement signed by Purchaser and Seller.

B. Sections and Other Headings; Interpretation. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

C. Governing Law; Jurisdiction. This Agreement shall be deemed to be a contract made under the laws of the State of California, United States of America. This Agreement and the construction, validity, enforcement, performance and interpretation of, or any dispute or claim arising out of or in relation to, this Agreement (whether in contract, tort or otherwise) shall be construed in accordance with the laws of the State of California without giving effect to the conflicts of laws of the State of California. Each Party agrees that all

DS D. Steinberg
JH J. Hancock

Proceedings, whether brought against a Party or a Party's Affiliates, employees or agents, shall be commenced exclusively in the state and federal Courts located in San Diego, California. Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of these Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any California Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party hereby irrevocably, knowingly and voluntarily waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

D. Severability. If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the Parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

E. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

F. Waiver. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement, or the documents referred to in this Agreement, will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

G. Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the Parties hereunder, will be binding upon and inure to the benefit of the Parties' respective successors, assigns, heirs, executors, administrators and legal representatives.

DS D. Steinberg

J. Hancock

H. Survival of Warranties. The representations, warranties and covenants of Seller and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

I. Notices. All notices, requests and demands ("Notice") to or upon a Party, to be effective, shall be in writing and shall be sent: (i) certified or registered mail, return receipt requested; (ii) by personal delivery against receipt; (iii) by overnight courier; or (iv) by email and, unless otherwise expressly provided herein, and shall be deemed to have been validly served, given, delivered and received: (x) on the date indicated on the receipt, when delivered by personal delivery against receipt or by certified or registered mail; (y) one business day after deposit with an overnight courier; or (z) in the case of email notice, when sent. Notices shall be addressed as follows:

**To Seller:**

MoneyTrac Technology, Inc.
1835 Sunset Cliffs Blvd., Suite 202
San Diego, CA 92107

**To Purchaser:**

Marijuana Company of America, Inc.
5256 S. Mission Road, 703 #314
Bonsall, CA 92003

Either Party may change the address to which Notices shall be addressed by providing Notice of such change to the other Party in the manner set forth in this subsection.

J. Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the Parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

K. Preparation of Agreement. Seller and Purchaser jointly prepared this Agreement. Each Party to this Agreement acknowledges that: (i) the Party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other Party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such Party; and (iii) such Party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each Party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied, or otherwise construed against the other Party on the basis that such Party was responsible for drafting this Agreement.

DS D. Steinberg
J. Hancock

IN WITNESS WHEREOF, each of the undersigned has duly executed this Stock Purchase Agreement as of the date first written above.

"SELLER"

**MONEYTRAC TECHNOLOGY, INC.**

By: ______________________

Printed Name: JAMES L. HANCOCK
Title: CEO

"PURCHASER"

**MARIJUANA COMPANY OF AMERICA, INC.**

By: ______________________

Printed Name: DONALD STEINBERG
Title: President

___ D. Steinberg
___ J. Hancock